Summary Prospectus Supplement	May 1, 2018

Putnam VT Capital Opportunities Fund
Summary Prospectus dated April 30, 2018

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam VT Capital Opportunities Fund (the “fund”), has recommended, and the fund’s Board of Trustees has approved, changes to the fund’s name, investment goal and investment strategies. Putnam Management currently anticipates that the changes will be effective on or about September 17, 2018 (the “Effective Date”). The fund’s investment strategies will remain similar, except that rather than investing in growth or value stocks or both of small and midsize U.S. companies, the fund will invest mainly in stocks of small U.S. companies, with a focus on growth stocks.

In connection with the implementation of these changes, the fund may make dispositions of certain portfolio holdings or close certain positions. Such transactions, which are expected to occur largely in September 2018, may result in certain brokerage commissions or other transaction costs.

On the Effective Date, the fund’s name will change to “Putnam VT Small Cap Growth Fund,” and the fund’s goal will change from seeking long-term growth of capital to seeking capital appreciation. Accordingly, on the Effective Date, the following changes are made in the fund’s Summary Prospectus:

• All references in the Summary Prospectus to Putnam VT Capital Opportunities Fund are deleted and replaced with “Putnam VT Small Cap Growth Fund.”

• The fund’s goal is capital appreciation.

• Similar information in the sub-sections Investments and Risks in the section Investments, risks, and performance are deleted in their entirety and replaced with the following:

Investments

We invest mainly in common stocks of small U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Under normal circumstances, we invest at least 80% of the fund’s net assets in companies of a size similar to those in the Russell 2000 Growth Index. This policy may be changed only after 60 days’ notice to shareholders. As of August 31, 2017, the index was composed of companies having market capitalizations of between approximately $43.67 million and $10.21 billion.

We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. These risks are generally greater for small and midsize companies. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• The sub-section Performance in the section Investments, risks and performance is amended to provide that the fund’s benchmark is the Russell 2000 Growth Index.

• On the Effective Date, the portfolio manager for the fund will be William Monroe.

Shareholders should retain this Supplement for future reference.

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